SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
      Filed Pursuant to Section 13 or 15 (d) of the Securities Act of 1934
       Date of Report (Date of earliest event reported): October 20, 2003
                                                         ----------------


                                     Amended
                                     -------



                              EMPIRIC ENERGY, INC.


             (Exact name of registrant as 6specified in its charter)



           DELAWARE                                        75-2455467
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


                 14675 Midway Road, Suite 207, Addison, TX 75001


                    (Address of principal executive offices)



Registrant's telephone number, including area code:        (972) 387-4100




                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 4.  Change in Registrant's Certifying Account
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Change of Independent Accountant.

On September 12, 2003, the Board of Directors of the Registrant approved the engagement of Turner, Stone & Company L.L.P. ("Turner, Stone"), as Registrant's principal accountant to replace Whitley Penn ("WP") the previous accountant. The Board advised WP on September 12, 2003 that their resignation of September 8, 2003 was accepted, and that the Registrant intended to retain a different independent accounting firm.

WP's reports on the Registrant's financial statements for the past two most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but were modified as to uncertainty of the Registrant to continue as a going concern.

There have been no disagreements with WP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's past two most recent fiscal years or in the subsequent interim period through September 8, 2003 (the date of resignation) which disagreement(s), if not resolved to WP's satisfaction, would have caused WP to make reference to the subject matter of the disagreement(s) in connection with its report.

WP did not advise the Registrant during the Registrant's most recent two fiscal years or in the subsequent interim period through September 8, 2003 (the date of resignation).

         A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

         B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

         C) (i) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (A) materially have


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

                  impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent two financial statements covered by an audit report or (B) have caused it to be unwilling to rely on management's
                  representations   or  be  associated  with  the   Registrant's
                  financial statements, and (ii) it did not, due to its resignation or for any other reason, expand the scope of its audit or conduct such further investigation; or

         D) (i) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the two most recent financial statements covered by an audit report, prior to the September 8, 2003 resignation.

The Registrant has requested WP to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth in the above amended Form 8-K. A copy of WP's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.

The Registrant has received a letter of the resignation as auditor of record for Empiric Energy, Inc. received from WP dated September 8, 2003. A copy of WP's original letter to Empiric Energy, Inc. is attached as Exhibit 16-1 to this Form 8-K.

WP was authorized by the Registrant to respond fully to inquiries of Turner, Stone.

Turner, Stone has been engaged by the Registrant as its new independent principal accountant to audit the Registrant's financial statements.

Prior to engaging Turner, Stone, the Registrant had not consulted with Turner, Stone during the Registrant's most recent fiscal year or in the period since the end of the most recent fiscal year, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that WP concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

ITEM 7. EXHIBIT INDEX


16 Letter from Whitley Penn CPA's regarding Change in Certifying Accountant, and their agreement with the statements made in this most recently amended 8-K.

16.1 Copy of Original letter of resignation received by Empiric Energy, Inc. dated September 8, 2003.





                            (SIGNATURE PAGE FOLLOWS)















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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMPIRIC ENERGY, INC.



                                         By: /s/ James J. Ling
                                            ------------------------------------
                                            James J. Ling
                                            Chairman and Chief Executive Officer

Date:  October 20, 2003